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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 27, 2000


                                  VIASOFT, INC.
               (Exact name of registrant as specified in charter)


          DELAWARE                      0-25472                  94-2892506
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


                        4343 E. CAMELBACK ROAD, SUITE 205
                             PHOENIX, ARIZONA 85018
               (Address of principal executive offices) (Zip Code)

                                 (602) 952-0050
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS

      On April 27, 2000, we issued the press release filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits.

         Exhibit Number     Description
         --------------     -----------
              99.1          Press Release dated April 27, 2000



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          VIASOFT, INC.


                                          By: /s/ Catherine R. Hardwick
                                             -------------------------------
                                                  Catherine R. Hardwick
                                                  Vice President and General
                                                  Counsel

Dated:  April 28, 2000
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EXHIBIT LIST

Exhibit Number           Description
--------------           -----------
   99.1                  Press Release dated April 27, 2000